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                                                        EXHIBIT NUMBER (10)(xxi)
                                                               TO 1993 FORM 10-K

BOARD OF DIRECTORS


RESOLUTION                                                            12/21/93
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NORTHERN TRUST COMPANY




GENERAL AMENDMENTS TO
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THE NORTHERN TRUST COMPANY PENSION PLAN, THE NORTHERN TRUST COMPANY THRIFT-
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INCENTIVE PLAN, THE NORTHERN TRUST COMPANY EMPLOYEE STOCK OWNERSHIP PLAN,
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SUPPLEMENTAL PENSION PLAN FOR EMPLOYEES OF THE NORTHERN TRUST COMPANY, AND
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SUPPLEMENTAL THRIFT-INCENTIVE PLAN FOR EMPLOYEES OF THE NORTHERN TRUST COMPANY
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     RESOLVED, that the above referenced employee benefit plans of The Northern
Trust Company will be amended in accordance with a letter dated December 10, 1993 to the Compensation and Benefits Committee of the Board of Directors from William Setterstrom, which letter shall be filed in the Secretary's file, such amendments to be effective as of January 1, 1994 except as otherwise specified in that letter, and such amendments are hereby authorized and approved.

     FURTHER RESOLVED, that the Plans be administered in accordance with this resolution and that the Chairman, the President, any Vice Chairman, any Senior Executive Vice President, any Executive Vice President, or any Senior Vice President of The Northern Trust Company, or his or her delegate, is authorized to execute amendments to the Plans and take any other actions which are necessary or advisable to implement this resolution.

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Date:  December 10, 1993

  To:  Compensation and Benefits Committee of
       the Board of Directors

From:  William Setterstrom

  Re:  Plan Amendments

Amendments shall be made to the following retirement plans:

.  The Northern Trust Company Pension Plan

.  The Northern Trust Company Thrift-Incentive Plan

.  The Northern Trust Company Employee Stock Ownership Plan

.  Supplemental Pension Plan for Employees of the Northern Trust Company

.  Supplemental Thrift-Incentive Plan for Employees of the Northern Trust
   Company

Amendments to The Northern Trust Company Employee Stock Ownership Plan

. Seasonal and temporary employees will not be eligible for participation in the ESOP (to be effective as soon as administratively practicable).

. Effective August 5, 1993, the service crediting rules under the ESOP shall be amended to comply with the requirements of the Family and Medical Leave Act of 1993.

. Foreign nationals on temporary assignment who continue participation in the pension plan of the foreign affiliate from which they were transferred will be excluded from participation in the ESOP.

. Foreign nationals who do not continue participation in the pension plan of the foreign affiliate from which they were transferred will participate in the ESOP. Service with the foreign affiliate will be counted for vesting but not credited service.

. Employees who are awarded severance pay at termination of employment shall receive "imputed" service credit equal to the maximum salary continuation period permitted under The Northern Trust Severance Pay Plan. This amendment is to be effective as soon as administratively possible.

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Amendments to the Supplemental Pension Plan for Employees of The Northern Trust
Company (the "Supplemental Pension Plan")

. The benefit formula will be amended to provide that a participant's benefit will be calculated by subtracting the lump sum value of a participant's benefit under the Pension Plan based upon his or her single life annuity benefit (after considering Code section 401(a)(17) and 415 restrictions) from the lump sum value of a participant's benefit under the Pension Plan, based upon the participant's qualified joint and lump sum benefit, without consideration of such statutory restrictions.

. If a participant's entire benefit under the Pension Plan has been distributed due to the payment of a QDRO, the participant will still be entitled to a benefit under the Supplemental Pension Plan, based upon the benefit to which he would have been entitled, if not for the QDRO. However, the participant's benefit under the Supplemental Plan will not replace any amount actually paid to such alternate payee.

. Payments from the Supplemental Pension Plan to a nonretirement eligible employee shall be made on the last day of the third calendar month following the calendar month in which the employee terminates employment.

The above amendments shall be applicable to "covered employees" (as defined under Code section 162(m)(3)) only to the extent permitted to allow payments to be covered under Code section 162(m)(4)(D).

Amendments to the Supplemental Thrift-Incentive Plan for Employees of The Northern Trust Company (the "Supplemental TIP")

. An employee is eligible to make salary deferrals if his or her base rate of compensation as of November 30 of the prior plan year exceeds the 401(a)(17) compensation limit of such prior plan year and such employee meets the plan's eligibility requirement as of January 1. However, if the compensation limit for the plan year for which participation is being determined is known by November 30 of such prior plan year, participation will be based upon such limit. Employees who are not eligible under the above criteria, but whose employer or employee contributions to TIP are limited because their base compensation exceeds the Code section 401(a)(17) compensation limit or the contribution limit set forth in Code section 415(c)(1)(A), will be eligible to participate for purposes of employer matching contributions only, as of the date they are no longer eligible to make contributions to TIP.

. Only employees eligible to make salary deferrals who actually make salary deferrals will receive employer matching contributions.

. Employees who are not eligible to make salary deferrals (i.e., employees who did not meet the eligibility requirements to make salary deferral elections on January 1, but who cannot make further contributions to TIP because base compensation exceeds the compensation limits or the contribution limits of Code section 415(c)(1)(A)) will receive employer matching contributions based upon their rate of contribution to TIP at the time their contributions ceased due to the compensation limit.

. Employees who meet the eligibility requirements for plan participation will be allowed to elect (1) to decline participation in the plan, (2) to make contributions to the plan during the entire plan year (TIP contribution must be at least 4 percent), or (3) to begin contributing to the plan after they are no longer able to contribute to TIP.

. The maximum salary before-tax deposit to the plan cannot be greater than 12 percent less the employee's contributions to TIP (changed from 13 percent).

The above amendments shall be applicable to "covered employees" (as defined under Code section 162(m)(3)) only to the extent permitted to allow payments to be covered under Code section 162(m)(4)(D).


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. Employees who are awarded severance pay at termination of employment shall receive "imputed" service credit equal to the maximum salary continuation period permitted under The Northern Trust Severance Pay Plan. This amendment is to be effective as soon as administratively possible.

Amendments to the Supplemental Pension Plan for Employees of The Northern Trust Company (the "Supplemental Pension Plan")

. The benefit formula will be amended to provide that a participant's benefit will be calculated by subtracting the lump sum value of a participant's benefit under the Pension Plan based upon his or her single life annuity benefit (after considering Code section 401(a)(17) and 415 restrictions) from the lump sum value of a participant's benefit under the Pension Plan, based upon the participant's qualified joint and lump sum benefit, without consideration of such statutory restrictions.

. If a participant's entire benefit under the Pension Plan has been distributed due to the payment of a QDRO, the participant will still be entitled to a benefit under the Supplemental Pension Plan, based upon the benefit to which he would have been entitled, if not for the QDRO. However, the participant's benefit under the Supplemental Plan will not replace any amount actually paid to such alternate payee.

. Payments from the Supplemental Pension Plan to a nonretirement eligible employee shall be made on the last day of the third calendar month following the calendar month in which the employee terminates employment.

The above amendments shall be applicable to "covered employees" (as defined under Code section 162(m)(3)) only to the extent permitted to allow payments to be covered under Code section 162(m)(4)(D).